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                                                                    EXHIBIT 10.1

                             INTERPLAY PRODUCTIONS

                AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN


     This Amended and Restated 1997 STOCK INCENTIVE PLAN (the "Plan") is hereby established by INTERPLAY PRODUCTIONS, a California corporation (the "Company") and adopted by its Board of Directors as of the 2nd day of March 1998, thereby amending and restating the Company's 1997 Stock Incentive Plan, dated as of the 22nd day of January, 1997 (the "Effective Date").

                                   ARTICLE 1.

                              PURPOSES OF THE PLAN
                              --------------------

     1.1  PURPOSES.  The purposes of the Plan are (a) to enhance the Company's
          --------
ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. The Plan has been amended and restated as of the date hereof to increase the number of shares of Common Stock issuable hereunder.

                                   ARTICLE 2.

                                  DEFINITIONS
                                  -----------

     For purposes of this Plan, the following terms shall have the meanings indicated:

     2.1  ADMINISTRATOR.  "Administrator" means the Board or, if the Board
          -------------
delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

     2.2  AFFILIATED COMPANY.  "Affiliated Company" means any "parent
          ------------------
corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

     2.3  BOARD.  "Board" means the Board of Directors of the Company.
          -----

     2.4  CHANGE IN CONTROL.  "Change in Control" shall mean (i) the
          -----------------
acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;
(iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are
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transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger.

     2.5  CODE.  "Code" means the Internal Revenue Code of 1986, as amended from
          ----
time to time.

     2.6  COMMITTEE.  "Committee" means a committee of two or more members of
          ---------
the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

     2.7  COMMON STOCK.  "Common Stock" means the Common Stock, no par value of
          ------------
the Company, subject to adjustment pursuant to Section 4.2 hereof.

     2.8  DISABILITY.  "Disability" means permanent and total disability as
          ----------
defined in Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

     2.9  EFFECTIVE DATE.  "Effective Date" means the date on which the Plan is
          --------------
adopted by the Board or a Committee thereof, as set forth on the first page hereof.

     2.10 EXERCISE PRICE.  "Exercise Price" means the purchase price per share
          --------------
of Common Stock payable upon exercise of an Option.

     2.11 FAIR MARKET VALUE.   "Fair Market Value" on any given date means the
          -----------------
value of one share of Common Stock, determined as follows:

          (a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported.

          (b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

          (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

     2.12 INCENTIVE OPTION.  "Incentive Option" means any Option designated and
          ----------------
qualified as an "incentive stock option" as defined in Section 422 of the Code.

     2.13 INCENTIVE OPTION AGREEMENT.  "Incentive Option Agreement" means an
          --------------------------
Option Agreement with respect to an Incentive Option.

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     2.14 NASD DEALER.  "NASD Dealer" means a broker-dealer that is a member of
          -----------
the National Association of Securities Dealers, Inc.

     2.15 NONQUALIFIED OPTION.  "Nonqualified Option" means any Option that is
          -------------------
not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Shareholder or because it exceeds the annual limit provided for in Section
5.6 below, it shall to that extent constitute a Nonqualified Option.

     2.16 NONQUALIFIED OPTION AGREEMENT.  "Nonqualified Option Agreement" means
          -----------------------------
an Option Agreement with respect to a Nonqualified Option.

     2.17 OFFEREE.  "Offeree" means a Participant to whom a Right to Purchase
          -------
has been offered or who has acquired Restricted Stock under the Plan.

     2.18 OPTION.  "Option" means any option to purchase Common Stock granted
          ------
pursuant to the Plan.

     2.19 OPTION AGREEMENT.  "Option Agreement" means the written agreement
          ----------------
entered into between the Company and the Optionee with respect to an Option granted under the Plan.

     2.20 OPTIONEE.  "Optionee" means a Participant who holds an Option.
          --------

     2.21 PARTICIPANT.  "Participant" means an individual or entity who holds an
          -----------
Option, a Right to Purchase or Restricted Stock under the Plan.

     2.22 PURCHASE PRICE.  "Purchase Price" means the purchase price per share
          --------------
of Restricted Stock payable upon acceptance of a Right to Purchase.

     2.23 RESTRICTED STOCK.  "Restricted Stock" means shares of Common Stock
          ----------------
issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

     2.24 RIGHT TO PURCHASE.  "Right to Purchase" means a right to purchase
          -----------------
Restricted Stock granted to an Offeree pursuant to Article 6 hereof.

     2.25 SERVICE PROVIDER.  "Service Provider" means a consultant or other
          ----------------
person or entity who provides services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Plan.

     2.26 STOCK PURCHASE AGREEMENT.  "Stock Purchase Agreement" means the
          ------------------------
written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Plan.

     2.27 10% SHAREHOLDER.  "10% Shareholder" means a person who, as of a
          ---------------
relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the

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Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

                                   ARTICLE 3.

                                  ELIGIBILITY
                                  -----------

     3.1  INCENTIVE OPTIONS.  Officers and other key employees of the Company or
          -----------------
of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

     3.2  NONQUALIFIED OPTIONS AND RIGHTS TO PURCHASE.  Officers and other key
          -------------------------------------------
employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), Service Providers or any trust, IRA account or estate planning device (an "Estate Planning Device") for the benefit of the foregoing are eligible to receive Nonqualified Options or Rights to Purchase under the Plan.

     3.3  LIMITATION ON SHARES.  In no event shall any Participant be granted
          --------------------
Options or Rights to Purchase in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds 500,000 shares.

                                   ARTICLE 4.

                                  PLAN SHARES
                                  -----------

     4.1  SHARES SUBJECT TO THE PLAN.  A total of shares of Common Stock equal
          --------------------------
to the sum of (a) such amount of shares as are or will become available in accordance with the terms of the Company's Incentive Stock Option and Nonqualified Stock Option Plan -- 1994 and Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan -- 1991 (collectively, the "Terminated Plans"), whether by termination of outstanding options, repurchase of shares issued under the Terminated Plans, or otherwise, and (b) 1,519,891 shares may be issued under the Plan, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

     4.2  CHANGES IN CAPITAL STRUCTURE.   In the event that the outstanding
          ----------------------------
shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

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                                   ARTICLE 5.

                                    OPTIONS
                                    -------

     5.1  OPTION AGREEMENT.  Each Option granted pursuant to this Plan shall be
          ----------------
evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

     5.2  EXERCISE PRICE.  The Exercise Price per share of Common Stock covered
          --------------
by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 85% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Incentive Option is granted is a 10% Shareholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

     5.3  PAYMENT OF EXERCISE PRICE.  Payment of the Exercise Price shall be
          -------------------------
made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     5.4  TERM AND TERMINATION OF OPTIONS.  The term and provisions for
          -------------------------------
termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10%

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Shareholder on the date of grant shall not be exercisable more than five (5)
years after the date it is granted.

     5.5  VESTING AND EXERCISE OF OPTIONS.  Each Option shall vest and become
          -------------------------------
exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator.

     5.6  ANNUAL LIMIT ON INCENTIVE OPTIONS.  To the extent required for
          ---------------------------------
"incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000.

     5.7  NONTRANSFERABILITY OF OPTIONS.  No Option shall be assignable or
          -----------------------------
transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee; provided, however, that, in the discretion of the Administrator, any Option may be assigned or transferred in any manner which an "incentive stock option" is permitted to be assigned or transferred under the Code.

     5.8  RIGHTS AS SHAREHOLDER.  An Optionee or permitted transferee of an
          ---------------------
Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

     5.9  COMPANY'S REPURCHASE RIGHT.  In the event of termination of a
          --------------------------
Participant's employment or service as a director of the Company for any reason whatsoever (including death or disability), the Option Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase shares of Common Stock acquired pursuant to the exercise of an Option at either of the following prices:

          (a) The price which is the greater of the Fair Market Value per share of Common Stock (determined in accordance with Section 2.11 hereof) as of the date of termination of Optionee's employment or the original Exercise Price; or

          (b) The original Exercise Price paid by the Optionee for those shares of Common Stock issued pursuant to Options, provided that the right of repurchase under this Section 5.9(b) shall lapse as to 20% of the options each year until after five (5) years at which time the Company shall have no right of repurchase with respect to any of such shares of Common Stock issued pursuant to said Options.

In any event, the right to repurchase must be exercised within ninety (90) days of the termination of employment and may be paid by the Company by cash, check, or cancellation of Optionee's purchase money indebtedness to the Company. The Company may assign the right to repurchase provided that if the right is assigned, the assignee must pay the Company by cash, check or wire transfer the difference between the original Purchase Price and the Fair Market Value of the shares to be repurchased, unless the assignee is a 100% owned subsidiary of the issuer or is the parent of the issuer owning 100% of the issuer.

     5.10 RESTRICTIONS ON UNDERLYING SHARES OF COMMON STOCK.   Shares of Common
          -------------------------------------------------
Stock issued pursuant to the exercise of an Option may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Option Agreement.

                                   ARTICLE 6.

                               RIGHTS TO PURCHASE
                               ------------------

     6.1  NATURE OF RIGHT TO PURCHASE.  A Right to Purchase granted to an
          ---------------------------
Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

     6.2  ACCEPTANCE OF RIGHT TO PURCHASE.  An Offeree shall have no rights with
          -------------------------------
respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

     6.3  PAYMENT OF PURCHASE PRICE.  Subject to any legal restrictions, payment
          -------------------------
of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by: (a) cash; (b) check;
(c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Offeree's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     6.4  RIGHTS AS A SHAREHOLDER.  Upon complying with the provisions of
          -----------------------
Section 6.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

     6.5  RESTRICTIONS AND REPURCHASE RIGHT.  Shares of Restricted Stock may not
          ---------------------------------
be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant's employment, service as a director of the Company, or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase any share of Restricted Stock, whether Vested or Unvested, at either of the following prices:

          (a) The price that is the greater of the Fair Market Value per share of Restricted Stock as of the date of termination of Purchaser's employment or the original Purchase Price; or

          (b) The price that is the original Purchase Price per share of Restricted Stock. However, the right of repurchase under this Section 6.5(b) shall lapse as to 20% of the Restricted Stock each year until after five (5) years at which time the Company shall have no right of repurchase with respect to any Restricted Stock.

In any event, the right to repurchase upon termination of Purchaser's employment must be exercised within ninety (90) days of the termination of employment and may be paid by the Company by cash, check, or cancellation of Optionee's purchase money indebtedness to the Company. The Company may assign the right to repurchase provided that if the right is assigned, the assignee must pay the Company by cash, check or wire transfer the difference between the original Purchase Price and the Fair Market Value of the shares to be repurchased.

     6.6  VESTING OF RESTRICTED STOCK.  The Stock Purchase Agreement shall
          ---------------------------
specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

     6.7  DIVIDENDS.  If payment for shares of Restricted Stock is made by
          ---------
promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

     6.8  NONASSIGNABILITY OF RIGHTS.  No Participant's Right to Purchase shall
          --------------------------
be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Administrator.

                                   ARTICLE 7.

                           ADMINISTRATION OF THE PLAN
                           --------------------------

     7.1  ADMINISTRATOR.  Authority to control and manage the operation and
          -------------
administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     7.2  POWERS OF THE ADMINISTRATOR.  In addition to any other powers or
          ---------------------------
authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements;
(e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option or Right to Purchase under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or Right to Purchase and to release, waive, or assign any repurchase rights of the Company with respect to Restricted Stock or shares issued pursuant to the exercise of an Option; (h) to extend the exercise date of any Option or acceptance date of any Right to Purchase; (i) to provide for rights of first refusal and/or repurchase rights;
(j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or Right to Purchase or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

     7.3  LIMITATION ON LIABILITY.  No employee of the Company or member of the
          -----------------------
Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.

                                   ARTICLE 8.

                               CHANGE IN CONTROL
                               -----------------

     8.1  CHANGE IN CONTROL.  In the event of a Change in Control of the
          -----------------
Company, the Plan and all unexercised, outstanding Options and Rights to Purchase shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of Options and Rights to Purchase theretofore granted, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of such Options and Rights to Purchase or the substitution for such Options and Rights to Purchase of new options and new rights to purchase covering shares of the successor corporation, then the Administrator shall cause written notice of the proposed transaction to be given to all Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction and on or before the effective date of the proposed transaction, such persons shall have the right to exercise the vested portion of Options and accept Rights to Purchase.

                                   ARTICLE 9.

                     AMENDMENT AND TERMINATION OF THE PLAN
                     -------------------------------------

     9.1  AMENDMENTS.  The Board or a Committee of the Board may from time to
          ----------
time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Stock Purchase Agreement without such Participant's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

     9.2  PLAN TERMINATION.  Unless the Plan shall theretofore have been
          ----------------
terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Rights to Purchase may be granted under the Plan thereafter, but Option Agreements, Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.

                                  ARTICLE 10.

                                TAX WITHHOLDING
                                ---------------

     10.1 WITHHOLDING.  The Company shall have the power to withhold, or require
          -----------
a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

                                  ARTICLE 11.

                                 MISCELLANEOUS
                                 -------------

     11.1 BENEFITS NOT ALIENABLE.  Other than as provided above, benefits under
          ----------------------
the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

     11.2 NO ENLARGEMENT OF EMPLOYEE RIGHTS.  This Plan is strictly a voluntary
          ---------------------------------
undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

     11.3 APPLICATION OF FUNDS.  The proceeds received by the Company from the
          --------------------
sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.